SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

Monster Worldwide, Inc.

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue
New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications  pursuant to Rule 425 under the Securities Act

☐                                    Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the Exchange Act

☐                                    Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the Exchange Act

ITEM 1.01.                                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 1, 2005, Monster Worldwide, Inc. (the “Company”) entered into a Purchase Agreement (the “Agreement”) by and among the Company, TMP Directional Marketing, LLC, a wholly-owned subsidiary of the Company (“DM Sub”), and TMP DM, Inc. (“Buyer”), an affiliate of Audax Management LLC.  Pursuant to the Agreement, the Company sold to Buyer all of the issued and outstanding membership interests of DM Sub, which constitutes the Company’s Directional Marketing businesses in North America and Japan, which will now operate under the name TMP Directional Marketing, as well as its online relocation business, Monstermoving.com, which will now operate under the name Moving.com.  A copy of the Agreement is filed herewith as Exhibit 2.1.  The Company also entered into a Transition Agreement with DM Sub, dated June 1, 2005, pursuant to which it will provide certain information technology, administrative, legal, tax and other services to DM Sub and its subsidiaries during a transitional period.

The total purchase price for the sale is $80,000,000, subject to working capital and certain other adjustments.  The expected net proceeds to the Company, after deductions for working capital and other adjustments, are approximately $52,000,000, of which (i) $7,000,000 was paid by the Buyer’s delivery to the Company of a subordinated promissory note, payable in seven years or sooner, depending on certain events, including the resale of the yellow pages business, and bearing interest at the rate of 3% per annum, and (ii) after deducting expected expenses of approximately $4,000,000 the Company would realize cash of approximately $45,000,000, of which  $2,500,000 was placed into escrow and will remain in escrow for eighteen months to secure certain obligations of the Company.

The president of DM Sub is Stuart McKelvey.  Stuart McKelvey is the son of Andrew J. McKelvey, the Company’s Chairman and CEO.  The Company has been advised that in connection with the transactions contemplated by the Agreement, DM Sub and TMP DM, LLC (“DM Holdings”), the parent company of Buyer are entering into an employment letter agreement with Stuart McKelvey (the “Employment Agreement”).  Neither the Company nor any of its subsidiaries has any obligation under the Employment Agreement.  Pursuant to the terms of the Employment Agreement, Stuart McKelvey will continue to serve as Chief Executive Officer of DM Sub and will receive an initial base salary of $400,000 per annum, comparable to his current base salary paid by the Company, and shall be eligible to receive an annual incentive bonus.  Stuart McKelvey will also receive upon his execution and delivery of a limited liability company agreement for DM Holdings and an executive unit agreement, subject to business performance and time based vesting, of up to a 7.5% equity interest in DM Holdings.  Stuart McKelvey is investing $250,000 in DM Holdings for an additional 1.5% equity interest in DM Holdings.  In connection with the sale of DM Sub, the Company will pay bonuses in an aggregate amount of $500,000 to employees of DM Sub.  Of this amount, Stuart McKelvey will receive a bonus of $110,000.

The Company went through an extensive process to solicit interest in its Directional Marketing business segment from potential buyers. After receipt of several indications of interest, the Company negotiated what it believes to be the highest price for the disposition of the businesses being sold.

ITEM 2.01                                         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The discussion under Item 1.01 of this Current Report on Form 8-K is incorporated under this Item 2.01 as if set forth herein.

ITEM 9.01.                   FINANCIAL STATEMENTS AND EXHIBITS.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.  The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2005 and 2004 and the years ended December 31, 2004, 2003 and 2002, are presented as if the disposition of DM Sub discussed in Item 1.01 hereof had been completed as of January 1, 2004.  The unaudited pro forma condensed consolidated balance sheet is presented as if the disposition had been completed as of March 31, 2005.

In the opinion of management, the accompanying unaudited pro forma condensed consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of such disposition on the historical financial information of the Company.  The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information and are set forth in the “Pro Forma Adjustments” column.

The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not indicative of any future results of operations or the results that might have occurred if the sale had actually been completed on the indicated dates.

MONSTER WORLDWIDE INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except per share amounts)

	March 31, 2005	Pro Forma Adjustments		Pro Forma March 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$140,925	$48,493	(A),(B)	$189,418
Accounts receivable, net	427,767	(110,369	)(A)	317,398
Work-in-process	28,653	(11,927	)(A)	16,726
Prepaid and other	32,796	(1,604	)(A)	31,192
Total current assets	630,141	(75,407)		554,734
Property and equipment, net	95,571	(10,822	)(A),(C)	84,749
Goodwill	670,262	(49,828	)(A)	620,434
Intangibles, net	56,120	(3,920	)(A)	52,200
Investment in unconsolidated affiliate	49,928	—		49,928
Other assets	19,780	5,140	(A),(B),(D)	24,920
	$1,521,802	$(134,837)		$1,386,965

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, accrued expenses and other current liabilities	$443,256	$(130,556	)(A),(C)	$312,700
Deferred revenue	245,192	(3,100	)(A)	242,092
Current portion of long-term debt	31,979	—		31,979
Total current liabilities	720,427	(133,656)		586,771
Long-term debt, less current portion	14,653	—		14,653
Other long-term liabilities	30,439	(424	)(A)	30,015
Total liabilities	765,519	(134,080)		631,439

Stockholders’ equity:
Preferred stock, $.001 par value, authorized 800 shares;
Issued and outstanding: none	—	—		—
Common stock, $.001 par value, authorized 1,500,000 shares;
Issued: 116,947 shares; outstanding: 116,020 shares	117	—		117
Class B common stock, $.001 par value, authorized 39,000 shares;
issued and outstanding: 4,762 shares	5	—		5
Additional paid-in capital	1,153,681	—		1,153,681
Accumulated other comprehensive income	71,804	—		71,804
Unamortized stock based compensation	(3,154)			(3,154)
Retained deficit	(466,170)	(757	)(A),(B),(C),(D)	(466,927)
Total stockholders’ equity	756,283	(757)		755,526
	$1,521,802	$(134,837)		$1,386,965

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MONSTER WORLDWIDE INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended March 31, 2005	Pro Forma Adjustments		Pro Forma Three Months Ended March 31, 2005

Revenue	$246,938	$(14,347	)(E)	$232,591

Salaries and related	109,721	(8,926	)(E)	100,795
Office and general	51,944	(7,669	)(E)	44,275
Marketing and promotion	49,656	(1,247	)(E)	48,409
Amortization of intangibles	2,485	(131	)(E)	2,354
Total operating expenses	213,806	(17,973)		195,833

Operating income	33,132	3,626		36,758
Interest and other, net	(77)	64	(E),(F)	(13)

Income from continuing operations before income taxes	33,055	3,690		36,745
Income taxes	11,574	1,439	(E),(G)	13,013
Losses in equity interest	(209)	—		(209)

Income from continuing operations	$21,272	$2,251		$23,523

Basic earnings per share:
Income from continuing operations	$0.18			$0.19

Diluted earnings per share:
Income from continuing operations	$0.17			$0.19

Weighted average shares outstanding:
Basic	120,655			120,655
Diluted	123,577			123,577

See accompanying notes to unaudited pro forma condensed consolidated financial information.

	Three Months Ended March 31, 2004	Pro Forma Adjustments		Pro Forma Three Months Ended March 31, 2004

Revenue	182,351	(20,499	)(E)	161,852

Salaries and related	82,599	(10,661	)(E)	71,938
Office and general	39,869	(4,534	)(E)	35,335
Marketing and promotion	38,972	(1,171	)(E)	37,801
Amortization of intangibles	760	(155	)(E)	605
Total operating expenses	162,200	(16,521)		145,679

Operating income	20,151	(3,978	)(E)	16,173
Interest and other, net	(356)	106	(E),(F)	(250)

Income from continuing operations before income taxes	19,795	(3,872)		15,923
Income taxes	6,805	(1,510	)(E),(G)	5,295

Income from continuing operations	12,990	(2,362)		10,628

Basic earnings per share:
Income from continuing operations	$0.11			$0.09

Diluted earnings per share:
Income from continuing operations	$0.11			$0.09

Weighted average shares outstanding:
Basic	115,533			115,533
Diluted	118,030			118,030

See accompanying notes to unaudited pro forma condensed consolidated financial information.

	Year Ended December 31, 2004	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2004

Revenue	$845,519	$(86,686	)(E)	$758,833

Salaries and related	396,229	(46,418	)(E)	349,811
Office and general	173,115	(19,717	)(E)	153,398
Marketing and promotion	154,067	(4,004	)(E)	150,063
Amortization of intangibles	7,782	(539	)(E)	7,243
Total operating expenses	731,193	(70,678)		660,515

Operating income	114,326	(16,008	)(E)	98,318
Interest and other, net	(1,303)	484	(E),(F)	(819)

Income from continuing operations before income taxes	113,023	(15,524)		97,499
Income taxes	38,716	(6,054	)(E),(G)	32,662

Income from continuing operations	$74,307	$(9,470)		$64,837

Basic earnings per share:
Income from continuing operations	$0.63			$0.55

Diluted earnings per share:
Income from continuing operations	$0.62			$0.54

Weighted average shares outstanding:
Basic	117,738			117,738
Diluted	120,075			120,075

See accompanying notes to unaudited pro forma condensed consolidated financial information.

	Year Ended December 31, 2003	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2003

Revenue	$652,187	$(96,395	)(E)	$555,792

Salaries and related	303,208	(48,226	)(E)	254,982
Office and general	154,805	(21,602	)(E)	133,203
Marketing and promotion	122,377	(6,509	)(E)	115,868
Business reorganization and other special charges	45,635	(238	)(E)	45,397
Amortization of intangibles	2,387	(588	)(E)	1,799
Total operating expenses	628,412	(77,163)		551,249

Operating income	23,775	(19,232	)(E)	4,543
Interest and other, net	(1,141)	(207	)(E)	(1,348)

Income from continuing operations before income taxes	22,634	(19,439)		3,195
Income taxes	15,956	(7,581	)(E)	8,375

Income (loss) from continuing operations	$6,678	$(11,858)		$(5,180)

Basic earnings per share:
Income (loss) from continuing operations	$0.06			(0.05)

Diluted earnings per share:
Income (loss) from continuing operations	$0.06			(0.05)

Weighted average shares outstanding:
Basic	112,124			112,124
Diluted	114,087			112,124

See accompanying notes to unaudited pro forma condensed consolidated financial information.

	Year Ended December 31, 2002	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2002

Revenue	$667,226	$(99,292	)(E)	$567,934

Salaries and related	291,456	(48,062	)(E)	243,394
Office and general	149,766	(17,860	)(E)	131,906
Marketing and promotion	126,739	(4,528	)(E)	122,211
Merger, integration and business reorganization charges	104,411	(13,919	)(E)	90,492
Amortization of intangibles	2,360	(648	)(E)	1,712
Total operating expenses	674,732	(85,017)		589,715

Operating income	(7,506)	(14,275	)(E)	(21,781)
Interest and other, net	1,517	(474	)(E)	1,043

Income (loss) from continuing operations before income taxes	(5,989)	(14,749)		(20,738)
Income taxes	10,781	(5,752	)(E)	5,029

Loss from continuing operations	$(16,770)	$(8,997)		$(25,767)

Basic earnings per share:
Income (loss) from continuing operations	(0.15)			(0.23)

Diluted earnings per share:
Income (loss) from continuing operations	(0.15)			(0.23)

Weighted average shares outstanding:
Basic	111,339			111,339
Diluted	111,339			111,339

See accompanying notes to unaudited pro forma condensed consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION

See the introduction to pro forma financial information on page 2.  The pro forma unaudited condensed consolidated balance sheet was prepared assuming the disposition occurred as of March 31, 2005 and included “Pro Forma Adjustments” as follows:

(A)    To record the disposition of assets and liabilities for DM Sub.

(B)     To record the transaction with Buyer for all of the issued and outstanding capital stock of DM Sub as follows:

Cash received	$49,586
Cash placed in escrow (recorded as other long-term asset)	2,500
Promissory note ($7,000, recorded as other long-term assets at its present value)	5,300
Total consideration received	57,386
Less: Book value of net assets sold @ 3/31/05	(55,404)
Pre-tax and after tax gain on sale of DM Sub	$1,982

(C)     To accrue for estimated transaction costs as follows:

Transition services ($3,000) and property costs ($2,000)	$5,000
Professional fees, bonus provisions and other closing costs	1,823
Total accrued transaction costs	$6,823

(D)     To record $2,384 deferred tax asset on transaction costs.

The pro forma unaudited condensed consolidated statements of operations for the three months ended March 31, 2005 and 2004 and the years ended December 31, 2004, 2003 and 2002 have been presented as if the disposition was completed as of January 1, 2004.  The statements of operations include Pro Forma Adjustments as follows:

(E)     To reclassify the operations of the DM Sub as discontinued operations.

(F)     Record interest income on promissory note receivable of $53 for the three months ended March 31, 2005 and 2004, and $210 for the year ended December 31, 2004.

(G)     Record estimated tax expense of $21 in the three months ended March 31, 2005 and 2004, and $82 in the year ended December 31, 2004 relating to interest earned on promisory note from buyer.

(c)                                  Exhibits

2.1                                 Purchase Agreement, made as of the 1st day of June 2005, by and among Monster Worldwide, Inc., TMP Directional Marketing, LLC and TMP DM, Inc.

99.1                           Press Release issued by Monster Worldwide, Inc. on June 1, 2005.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

	By:	/s/ Myron Olesnyckyj
Myron Olesnyckyj
Senior Vice President and General Counsel

Dated: June 7, 2005